BLACKROCK LIQUIDITY FUNDS

Treasury Trust Fund

(the “Fund”)

Supplement dated June 24, 2020 to the

Prospectuses and Statement of Additional Information

of the Fund, each dated February 28, 2020, as supplemented to date

Effective immediately, the following changes are made to the Prospectuses and Statement of Additional Information:

The section of the Prospectuses entitled “Details About the Funds—How Each Fund Invests—Other Investments—Investment Company Securities” is hereby deleted in its entirety and replaced with the following:

Investment Company Securities. All Funds except Treasury Trust Fund. Each Fund may invest in securities issued by other open-end or closed-end investment companies, including affiliated investment companies, as permitted by the 1940 Act. A pro rata portion of the other investment companies’ expenses may be borne by the Fund’s shareholders. These investments may include, as consistent with a Fund’s investment objective and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. It is anticipated that the payments made on variable rate demand securities issued by closed-end municipal bond funds will be exempt from federal income tax.

The section of the Prospectuses entitled “Details About the Funds—Investment Risks—Other Risks of Investing in the Funds—Investment in Other Investment Companies Risk” is hereby deleted in its entirety and replaced with the following:

Investment in Other Investment Companies Risk. All Funds except Treasury Trust Fund. As with other investments, investment in other companies, including exchange-traded funds, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

The section of the Statement of Additional Information entitled “Investment Strategies, Risks and Policies—Investment Strategies and Policies—Investment Company Securities” is hereby amended to delete the first sentence of such section in its entirety and replace it with the following:

The Funds, except for Treasury Trust Fund, may invest in securities issued by other open-end or closed-end investment companies as permitted by the 1940 Act and their investment strategies.

Shareholders should retain this Supplement for future reference.

PR2SAI-LIQTT-0620SUP